=============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 6, 2001



                            TRANSCEND SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 0-18217


            Delaware                                     33-0378756
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                     945 East Paces Ferry Road, Suite 1475
                               Atlanta, GA 30326
                                 (404) 364-8000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

=============================================================================

Item 4.  Changes in Registrant's Certifying Accountant.

a. On September 6, 2001, for the sole purpose of reducing the level of audit fees projected to be incurred by the Company in 2001, the Audit Committee of the Board of Directors of Transcend Services, Inc. (the "Registrant" or the "Company") dismissed Arthur Andersen LLP ("AA") as independent public accountants to audit the accounts of the Company and subsidiaries for the year ended December 31, 2001 and on the same date authorized the engagement of Miller Ray & Houser ("MR&H") as its independent auditors for the year ended December 31, 2001.

AA's report on the Registrant's consolidated financial statements for the years ended December 31, 2000 and 1999 contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2000 and 1999 and the subsequent unaudited interim period through the date hereof, there were no disagreements between the Registrant and AA on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

In connection with the audit of the fiscal years ended December 31, 2000 and 1999 and for the subsequent unaudited interim period through the date hereof, AA did not advise the Registrant that:

     (i) the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

     (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (iii) there existed a need to expand significantly the scope of its audit, or that information had come to AA's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause AA to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to AA's dismissal did not so expand the scope of its audit or conduct such further investigation; or

     (iv) information had come to AA's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to AA's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to AA's dismissal, the issue has not been resolved to AA's satisfaction prior to its dismissal.

The Company has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 7, 2001, is filed as Exhibit
16.1 to this Form 8-K.

b. As stated in Item 4(a) above, on September 6, 2001, the Audit Committee of the Board of Directors of the Registrant authorized the engagement of MR&H as its independent auditors for the year ended December 31, 2001. MR&H has prepared and signed the Company's income tax returns since 1996.

During the years ended December 31, 2000 and 1999 and the subsequent unaudited interim period through the date hereof, neither the Registrant nor any of its representatives consulted with MR&H regarding (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, which advice was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement with AA or a reportable event as described above.

Item 7.  Financial Statements and Exhibits.

a.  Not applicable.

b.  Not applicable.

c.  Exhibits.  The following exhibit is filed with this report:
    --------

    Exhibit 16.1 - Letter of Arthur Andersen LLP dated September 7, 2001.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRANSCEND SERVICES, INC.


                                By:  /s/ Larry G. Gerdes
                                    -------------------------
                                    Larry G. Gerdes,
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chief Accounting Officer
                                    (Principal Executive, Financial and
                                    Accounting Officer)


Dated: September 11, 2001